UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5011

Name of Fund: CMA Michigan Municipal Money Fund of CMA Multi-State Municipal
              Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA Michigan
        Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report

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                        CMA Michigan
                        Municipal Money Fund

Semi-Annual Report
September 30, 2003

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CMA Michigan Municipal Money Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
John M. Loffredo, Senior Vice President
Kenneth A. Jacob, Senior Vice President
Darrin J. SanFillippo, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).


2        CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003            3

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A Discussion With Your Fund's Portfolio Manager

      With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of .45%.* As of September 30, 2003, the Fund's seven-day yield was .46%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.

Describe conditions in the State of Michigan during the period.

Michigan was hit particularly hard in the recent market downturn, but signs have emerged that the state's economy may have bottomed in recent months and is primed for a rebound. Manufacturing appears to be stabilizing and employment in every other major sector is improving. We saw an improvement in payroll employment recently, although that has not presented itself in the state unemployment rate. In August, Michigan's unemployment rate rose to 7.4%, by far the highest level in the Midwest.

The state's finances remained weak during the period as reserves have been depleted and revenues continued to decline. The weakness in revenues is largely attributed to the economic downturn and previously passed cuts in personal income tax. The governor and legislature agreed on a fiscal year 2004 budget in July. A $1.7 billion gap was filled largely through broad-based spending cuts, federal aid and smaller revenue enhancements. Looking ahead, we expect the state economy to lag the national economy through year-end and rebound strongly in 2004 to match the pace of U.S. economic growth.

How did you manage the Fund during the period?

In the first half of the period, yields declined from already low levels as investors worried about the potential for deflation and its impact on Federal Reserve Board monetary policy. The falling yields happened to coincide with a general lack of new issuance of Michigan short-term fixed rate securities. The only major new supply at that time was a May issue of $1.2 billion from the state of Michigan, of which we purchased $27.5 million. These securities had a late-September maturity date, which did not enable us to extend the Fund's average maturity as much as we would have liked.

The investing environment improved somewhat in the second half of the period, when we saw an increase in short-term municipal supply. During this time, we added longer-term, higher-yielding fixed paper to the portfolio when prudent, purchasing approximately $47 million in fixed notes offering yields of 1% or more. A large portion of the new purchases were Michigan Municipal Bond Authority notes, which mature in August 2004 and offer a yield of 1.04%. The ability to lock in these rates benefited Fund performance.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4        CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

During most of the past six months, we looked to maintain a larger percentage of fixed rate paper than our peers. Early in the period, however, we were careful to keep enough of the Fund's assets in short-maturity holdings to handle anticipated tax-time shareholder redemptions and to take advantage of the expected spike in yields on these securities. During September, municipal issuance picked up. This coincided with the end of the quarter, when brokers typically offer variable paper at somewhat more attractive yields. As a result, we increasingly took inflows of cash and made investments in this area.

How would you characterize the portfolio's position at the close of the period?

The Fund ended the period with an average portfolio maturity of 46 days, five days longer than the average of funds in its iMoneyNet, Inc. category. This compared to an average life of 29 days at the beginning of the period, four days longer than the iMoneyNet group's average maturity at that same time. As of September 30, 2003, the Fund had $347.9 million in net assets, about a 1% decline from March 31, 2003.

We continue to take a relatively neutral approach to the Michigan short-term municipal market, given our expectation that the Federal Reserve Board will leave interest rates unchanged for the foreseeable future. In the months ahead, we will continue to monitor developments in the national and Michigan economies, maintaining our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders.

We also will keep a watchful eye on the Federal Reserve Board's monetary policy and stand ready to respond with changes to our investment approach as needed. Moreover, with a majority of fixed rate issuance behind us, we anticipate the short-term tax-exempt yield curve will remain relatively flat for the near term. Thus, unless the economy changes course and is weak enough to generate another cut in the Federal Funds interest rate, we expect to purchase fewer fixed rate securities than we did in the current period.

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 9, 2003


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003            5

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Schedule of Investments                                           (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Michigan--98.9%          $ 1,045      Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN, Series
                                      1997-A, 1.14% due 2/01/2027 (c) ...................................................  $  1,045
                           2,850      Berrien County, Michigan, Economic Development Corporation Revenue Bonds (Arlington
                                      Corp. Project), VRDN, AMT, 1.35% due 9/01/2016 (c) ................................     2,850
                           6,170      Clarkston, Michigan, Community Schools, GO, ROCS, VRDN, Series II-R-4519, 1.06%
                                      due 5/01/2022 (c) .................................................................     6,170
                           2,000      Detroit, Michigan, Capital Improvement, GO, Series A, 4.50% due 4/01/2004 (b) .....     2,035
                           9,300      Detroit, Michigan, City School District, MERLOTS, VRDN, Series A-113, 1.15%
                                      due 5/01/2029 (c) .................................................................     9,300
                          12,060      Detroit, Michigan, MERLOTS, Series A-115, 1.05% due 7/07/2004 (c) .................    12,060
                                      Detroit, Michigan, Sewer Disposal Revenue Bonds, VRDN (a)(c):
                           8,995            Refunding, ROCS, Series II-R-4014, 1.15% due 7/01/2025 ......................     8,995
                           8,000            Senior Lien, Series B, 1.15% due 7/01/2033 ..................................     8,000
                                      Detroit, Michigan, Water Supply System Revenue Bonds, VRDN (b)(c):
                           4,545            FLOATS, Series 782, 1.14% due 7/01/2032 .....................................     4,545
                           2,000            MSTR, Series SGB-6, 1.15% due 7/01/2025 .....................................     2,000
                          15,840      Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sanitation Sewer System, VRDN,
                                      Series A, 1.06% due 1/01/2022 (c) .................................................    15,840
                           3,195      Eagle Tax-Exempt Trust, Kentwood, Michigan, Public Schools, GO, VRDN, Series
                                      2003-0024, Class A, 1.15% due 5/01/2020 (b)(c) ....................................     3,195
                           5,200      East China School District, Michigan, SAN, 1.75% due 4/15/2004 ....................     5,218
                             400      Flint, Michigan, Economic Development Corporation, EDR (Plastics Research), VRDN,
                                      AMT, 1.35% due 9/01/2004 (c) ......................................................       400
                           1,450      Genesee County, Michigan, Economic Development Corporation, Limited Obligation
                                      Revenue Bonds (Riegle Press Inc. Project), VRDN, AMT, 1.29% due 8/01/2015 (c) .....     1,450
                             795      Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT, 1.24% due 7/01/2015 (c) .       795
                           1,565      Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN, AMT,
                                      1.24% due 7/01/2009 (c) ...........................................................     1,565
                           2,000      Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN, 1.05% due
                                      1/01/2020 (c)(f) ..................................................................     2,000
                           3,200      Jackson County, Michigan, Economic Development Corporation, Limited Obligation
                                      Revenue Bonds (American Tooling Center Project), VRDN, AMT, 1.35% due 6/01/2011 (c)     3,200
                           4,000      Jackson County, Michigan, Economic Development Corporation, Limited Obligation
                                      Revenue Refunding Bonds (Vista Grande Villa), VRDN, Series A, 1.15% due
                                      11/01/2031 (c) ....................................................................     4,000
                           1,050      Jackson, Michigan, Public Schools, GO, SAN, 2% due 5/21/2004 ......................     1,057
                           1,700      Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                                      Bonds (Mount Clemens General Hospital), VRDN, Series A-1, 1.15% due 10/01/2020 (c)      1,700
                             700      Marquette County, Michigan, Economic Development Corporation, Limited Obligation
                                      Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A, 1.24% due
                                      6/01/2012 (c) .....................................................................       700
                             460      Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                                      (Davenport College of Business Project), VRDN, 1.14% due 3/01/2027 (c) ............       460
                                      Michigan Municipal Bond Authority Revenue Bonds:
                          10,000            Series B-1, 2% due 8/20/2004 ................................................    10,086
                          11,670            Series B-2, 2% due 8/23/2004 ................................................    11,770
                                      Michigan State, HDA (Bloomfield Partners), CP:
                           7,400            0.88% due 10/21/2003 ........................................................     7,400
                           4,000            1.05% due 2/12/2004 .........................................................     4,000
                                      Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
                           1,200            (Laurel Valley), TEAMS, 1.15% due 12/01/2007 ................................     1,200
                           2,000            (Woodland Meadows Project), AMT, 1.10% due 3/01/3002 ........................     2,000

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
CP        Commercial Paper
EDR       Economic Development Revenue Bonds
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MERLOTS   Municipal Extendible Receipt Liquidity Option Tender Securities
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
ROCS      Reset Option Certificates
SAN       State Aid Notes
TEAMS     Tax-Exempt Adjustable Municipal Securities
VRDN      Variable Rate Demand Notes


6        CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Michigan                 $ 6,200      Michigan State, HDA, M/F Limited Obligation Revenue Bonds (Arbors), VRDN, AMT,
(continued)                           Series A, 1.15% due 9/01/2035 (c) .................................................  $  6,200
                                      Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                           1,000            (Genesys Regional Medical), Series A, 5.25% due 10/01/2003 (g) ..............     1,000
                           5,000            MERLOTS, VRDN, Series K, 1.15% due 11/15/2023 (b)(c) ........................     5,000
                           8,500      Michigan State School Bond Loan, GO, CP, Series 2001-A, 0.90% due 11/04/2003 ......     8,500
                                      Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                           2,800            (AACOA Extrusions Inc. Project), AMT, 1.35% due 2/01/2008 ...................     2,800
                           1,400            (Admiral Broach Company Inc. Project), AMT, 1.37% due 11/01/2011 ............     1,400
                           1,500            (Artex Label & Graphics), AMT, 1.25% due 12/01/2022 .........................     1,500
                           2,160            (Automatic Handling Inc. Project), AMT, 1.23% due 7/01/2009 .................     2,160
                             300            (BBPV Project), AMT, Series A-2, 1.44% due 1/01/2014 ........................       300
                           1,040            (Baron Drawn Steel), AMT, 1.23% due 12/01/2006 ..............................     1,040
                           1,905            (Biewer of Lansing LLC Project), AMT, 1.25% due 5/01/2019 ...................     1,905
                           3,555            (C&M Manufacturing Corporation Inc. Project), AMT, 1.47% due 7/01/2014 ......     3,555
                           1,145            (Chambers Enterprises II Project), AMT, 1.25% due 11/01/2018 ................     1,145
                           1,980            (Cherry Central Co-operative Inc. Project), 1.23% due 11/01/2013 ............     1,980
                           3,340            (Forest City Technologies), AMT, 1.23% due 9/01/2015 ........................     3,340
                           1,430            (Genesee Packaging Inc. Project), AMT, 1.25% due 9/01/2011 ..................     1,430
                           2,700            (Glastender Inc. Project), AMT, 1.35% due 12/01/2010 ........................     2,700
                           3,200            (Golden Keys Development LLC Project), AMT, 1.29% due 3/01/2018 .............     3,200
                             430            (Hercules Drawn Steel Project), AMT, 1.25% due 8/01/2006 ....................       430
                           9,000            (Hi-Lex Controls Inc. Project), AMT, 1.27% due 10/01/2021 ...................     9,000
                             780            (Inalfa-Hollandia Inc. Project), AMT, 1.25% due 5/01/2016 ...................       780
                           3,400            (Karmann Technology Development LLC Project), AMT, 1.25% due 12/01/2032 .....     3,400
                           3,540            (Karona Inc. Project), AMT, 1.23% due 12/01/2015 ............................     3,540
                           3,200            (Kaumagraph Flint Corporation Project), AMT, 1.35% due 11/01/2014 ...........     3,200
                           1,935            (Kerkstra Precast Inc. Project), AMT, 1.24% due 5/01/2025 ...................     1,935
                           1,460            (Mikden Holdings Project), AMT, 1.35% due 6/01/2021 .........................     1,460
                           1,615            (Monarch Hydraulics Inc. Project), AMT, 1.20% due 7/01/2016 .................     1,615
                           2,000            (Morrell Inc. Project), AMT, 1.25% due 5/01/2022 ............................     2,000
                           1,300            (Norbert Industries Inc. Project), AMT, 1.24% due 4/01/2006 .................     1,300
                             580            (Northern Pure Ice Co. Project), AMT, 1.24% due 3/01/2015 ...................       580
                             645            (Nuvar Properties LLC Project), AMT, 1.24% due 7/01/2026 ....................       645
                           2,300            (Park Realty LLC), AMT, Series A, 1.24% due 9/01/2026 .......................     2,300
                           1,300            (Pioneer Labs Inc. Project), AMT, 1.20% due 9/01/2012 .......................     1,300
                           6,155            (Pioneer Metal Finishing Project), AMT, 1.17% due 11/01/2008 ................     6,155
                           3,200            (Richwood Industries Inc. Project), AMT, 1.35% due 9/01/2030 ................     3,200
                           4,240            (Riverwalk Properties LLC Project), AMT, 1.25% due 8/01/2021 ................     4,240
                             810            (TEI Investments LLC), AMT, 1.25% due 2/01/2022 .............................       810
                           3,700            (Universal Forest Products Project), AMT, 1.25% due 12/01/2022 ..............     3,700
                           1,500            (Universal Leasing Inc. Project), AMT, 1.35% due 11/01/2016 .................     1,500
                           1,700            (Vector Investments LLC Project), AMT, 1.24% due 2/01/2020 ..................     1,700
                           1,970            (Veri-Tek International Corporation Project), AMT, 1.25% due 4/01/2026 ......     1,970
                           2,000            (WDKK Development LLC Project), AMT, 1.25% due 1/01/2024 ....................     2,000
                             300            (Whitehall Industries), AMT, Series A-6, 1.44% due 1/01/2014 ................       300
                                      Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds, VRDN (c):
                             700            (Grandview Plaza Project), AMT, 1.23% due 12/15/2010 ........................       700
                             145            (Park Village Pines Project), 1.14% due 5/01/2006 ...........................       145
                          10,100      Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                                      1.15% due 4/15/2018 (c)(d) ........................................................    10,100
                           4,000      Michigan State University, General Revenue Refunding Bonds, FLOATS, VRDN, Series A2,
                                      1.05% due 8/15/2022 (c) ...........................................................     4,000
                                      Michigan State University Revenue Bonds, VRDN (c):
                           5,000            Series 2000-A, 1.02% due 8/15/2030 ..........................................     5,000
                          14,600            Series A, 1.15% due 8/15/2032 ...............................................    14,600
                          14,895      Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN, Series
                                      2001-166, Class A, 1.16% due 12/15/2021 (a)(c) ....................................    14,895


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003            7

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Schedule of Investments (concluded)                               (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                       Value
===================================================================================================================================
Michigan                 $ 7,000      Muskegon, Michigan, Public Schools, GO, SAN, 2% due 5/24/2004 .....................  $  7,041
(concluded)                           Oakland County, Michigan, Economic Development Corporation, Limited Obligation
                                      Revenue Bonds, VRDN, AMT (c):
                           2,800            (Schain Mold & Engineering), 1.35% due 4/01/2021 ............................     2,800
                           3,300            (V&M Corporation Project), 1.35% due 9/01/2018 ..............................     3,300
                           2,400      Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN, AMT,
                                      1.35% due 9/01/2019 (c) ...........................................................     2,400
                           5,030      Saginaw County, Michigan, Economic Development Corporation Revenue Bonds (Al-Fe
                                      Heat Treating Project), VRDN, AMT, 1.23% due 2/01/2010 (c) ........................     5,030
                          10,400      Saline, Michigan, Area Schools, GO, Refunding, VRDN, 1.10% due 5/01/2030 (c) ......    10,400
                                      University of Michigan, University Hospital Revenue Refunding Bonds, VRDN (c):
                          10,090            Series A, 1.15% due 12/01/2019 ..............................................    10,090
                           3,300            Series A-2, 1.10% due 12/01/2024 ............................................     3,300
                           3,065      Walled Lake, Michigan, Consolidated School District, GO, ROCS, VRDN, Series
                                      II-R-226, 1.15% due 5/01/2021 (c) .................................................     3,065
                           3,600      Whitmore Lake, Michigan, Public School District, GO, ROCS, VRDN, Series I-R-4515,
                                      1.06% due 5/01/2023 (c) ...........................................................     3,600
                             160      Wyoming, Michigan, Economic Development Corporation Revenue Refunding Bonds (Family
                                      One Inc. Project), VRDN, AMT, 1.24% due 11/01/2019 (c) ............................       160
===================================================================================================================================
Puerto Rico--2.1%          2,400      Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199,
                                      Class A, 1.05% due 1/25/2016 (b)(c) ...............................................     2,400
                           4,962      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                                      Series 747D, 1.08% due 7/01/2017 (c)(e) ...........................................     4,962
===================================================================================================================================
                                      Total Investments (Cost--$351,239*)--101.0% .......................................   351,239

                                      Liabilities in Excess of Other Assets--(1.0%) .....................................    (3,340)
                                                                                                                           --------
                                      Net Assets--100.0% ................................................................  $347,899
                                                                                                                           ========

(a)   FSA Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.
(d)   AMBAC Insured.
(e)   CIFG Insured.
(f)   FGIC Insured.
(g)   Escrowed to maturity.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.


8        CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

Statement of Assets and Liabilities

As of September 30, 2003

==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$351,238,953) ..................                        $   351,238,953
                   Cash ...................................................................                                 77,382
                   Receivables:
                      Beneficial interest sold ............................................    $     1,297,224
                      Interest ............................................................            604,632           1,901,856
                                                                                               ---------------
                   Prepaid registration fees and other assets .............................                                 17,855
                                                                                                                   ---------------
                   Total assets ...........................................................                            353,236,046
                                                                                                                   ---------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ................................................          5,217,628
                      Distributor .........................................................             79,590
                      Other affiliates ....................................................             21,145
                      Investment adviser ..................................................             18,952
                                                                                               ---------------
                   Total liabilities ......................................................                              5,337,315
                                                                                                                   ---------------
                   Net Assets .............................................................                        $   347,898,731
                                                                                                                   ===============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
                   Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ....................................................                        $    34,798,491
                   Paid-in capital in excess of par .......................................                            313,149,494
                   Accumulated realized capital losses--net ...............................                                (49,254)
                                                                                                                   ---------------
                   Net Assets--Equivalent to $1.00 per share based on 347,984,907 shares
                     of beneficial interest outstanding ...................................                        $   347,898,731
                                                                                                                   ===============

      See Notes to Financial Statements.


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003            9

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Statement of Operations

For the Six Months Ended September 30, 2003

==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                   Interest and amortization of premium and discount earned ...............                        $     2,002,279
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ...............................................    $       865,013
                   Distribution fees ......................................................            205,270
                   Accounting services ....................................................             40,124
                   Professional fees ......................................................             27,302
                   Transfer agent fees ....................................................             22,169
                   Registration fees ......................................................             12,511
                   Printing and shareholder reports .......................................              9,818
                   Custodian fees .........................................................              8,150
                   Pricing fees ...........................................................              4,881
                   Trustees' fees and expenses ............................................              1,612
                   Other ..................................................................              6,012
                                                                                               ---------------
                   Total expenses .........................................................                              1,202,862
                                                                                                                   ---------------
                   Investment income--net .................................................                                799,417
                   Realized Loss on Investments--Net ......................................                                   (126)
                                                                                                                   ---------------
                   Net Increase in Net Assets Resulting from Operations ...................                        $       799,291
                                                                                                                   ===============

      See Notes to Financial Statements.


10       CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                   2003                2003
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $       799,417     $     2,938,918
                   Realized gain (loss) on investments--net ...............................               (126)              1,724
                                                                                               -----------------------------------
                   Net increase in net assets resulting from operations ...................            799,291           2,940,642
                                                                                               -----------------------------------
==================================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                   Dividends to shareholders from investment income--net ..................           (799,417)         (2,938,918)
                                                                                               -----------------------------------
==================================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------------------------
                   Net proceeds from sale of shares .......................................        765,247,223       1,412,080,997
                   Value of shares issued to shareholders in reinvestment of dividends ....            799,216           2,938,776
                                                                                               -----------------------------------
                                                                                                   766,046,439       1,415,019,773
                   Cost of shares redeemed ................................................       (767,396,443)     (1,426,330,732)
                                                                                               -----------------------------------
                   Net decrease in net assets derived from beneficial interest transactions         (1,350,004)        (11,310,959)
                                                                                               -----------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................         (1,350,130)        (11,309,235)
                   Beginning of period ....................................................        349,248,861         360,558,096
                                                                                               -----------------------------------
                   End of period ..........................................................    $   347,898,731     $   349,248,861
                                                                                               ===================================

      See Notes to Financial Statements.


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003           11

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Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.      Months Ended                 For the Year Ended March 31,
                                                            September 30,   ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2003           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period .....   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                             ---------------------------------------------------------------------
                Investment income--net ...................          --+           .01            .02            .03            .03
                Realized gain (loss) on investments--net .          --++           --+            --             --             --++
                                                             ---------------------------------------------------------------------
                Total from investment operations .........          --+           .01            .02            .03            .03
                                                             ---------------------------------------------------------------------
                Less dividends from investment income--net          --++         (.01)          (.02)          (.03)          (.03)
                                                             ---------------------------------------------------------------------
                Net asset value, end of period ...........   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                             =====================================================================
                Total Investment Return ..................         .45%*          .85%          1.74%          3.47%          2.86%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses .................................         .70%*          .69%           .70%           .70%           .70%
                                                             =====================================================================
                Investment income--net ...................         .46%*          .84%          1.77%          3.40%          2.81%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) .   $ 347,899      $ 349,249      $ 360,558      $ 391,944      $ 360,334
                                                             =====================================================================

*     Annualized.
+     Amount is less than $.01 per share.
++    Amount is less than $(.01) per share.

      See Notes to Financial Statements.

12       CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003           13

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Notes to Financial Statements (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $3,710 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

On March 31, 2003, the Fund had a net capital loss carryforward of $49,128, of which $32,532 expires in 2005; $6,574 expires in 2006; $5,068 expires in 2008;
and $4,954 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


14       CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

         CMA MICHIGAN MUNICIPAL MONEY FUND       SEPTEMBER 30, 2003           15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #16056 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.